UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number          811-22312

ACAP Strategic Fund
(Exact name of registrant as specified in charter)

350 Madison Avenue, 20th Floor
New York, New York 10017
(Address of principal executive offices) (Zip code)

SilverBay Capital Management LLC
350 Madison Avenue, 20th Floor
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-716-6840

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ACAP STRATEGIC FUND

350 Madison Avenue, 20th Floor
New York, New York 10017

November 18, 2025

Re:	ACAP Strategic Fund (the “Fund”) — Annual Report to Shareholders

Dear Investor:

Please find enclosed the Fund’s Annual Report to Shareholders. We also enclose copies of the Privacy Policy for the Fund and its investment adviser.

Please note that a copy of the Fund’s prospectus may be obtained by contacting your financial advisor.

We appreciate your continued investment and look forward to a long and mutually beneficial relationship.

Very truly yours,

ACAP STRATEGIC FUND

Annual Report of

ACAP Strategic Fund

Financial Statements

with Report of Independent Registered Public Accounting Firm

For the Year Ended September 30, 2025

ACAP Strategic Fund

Financial Statements

For the Year Ended September 30, 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Grant Thornton LLP 757 Third Avenue, 9th Floor New York, NY 10017 D +1 212 599 0100 F +1 212 370 4520

Board of Trustees and Shareholders

ACAP Strategic Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of ACAP Strategic Fund (a Delaware statutory trust) (the “Fund”), including the schedules of investments, purchased options, securities sold, not yet purchased, and swap contracts, as of September 30, 2025, the related statements of operations and cash flows for the year then ended and the statement of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations and its cash flows for the year then ended, and the changes in net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

New York, New York

November 18, 2025

Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

ACAP STRATEGIC FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2025
Assets
Investments in securities unaffiliated issuers, at fair value (cost $5,380,631,872)	$11,508,634,907
Deposits at brokers for securities sold, not yet purchased	2,298,994,416
Purchased options, at fair value (cost $1,087,655,823)	1,095,404,444
Cash collateral received for total return swap contracts	946,278,063
Net unrealized appreciation on total return swap contracts	825,526,058
Receivable for investment securities sold	482,340,106
Cash and cash equivalents (including restricted cash of $141,438)	175,924,860
Interest receivable	11,847,944
Dividends receivable	5,325,261
Due from brokers (including Japanese Yen of $105,924, with a cost of $105,924)	105,924
Other assets	136,241
Total assets	17,350,518,224
Liabilities
Securities sold, not yet purchased, at fair value (proceeds $4,820,476,713)	4,861,209,629
Due to brokers (including Hong Kong Dollars of $56,082, with a cost of $56,082)	825,582,312
Accrued incentive fees	518,714,845
Payable for investment securities purchased	203,140,203
Payable for shares repurchased	137,262,918
Variation margin payable	120,752,005
Management fees payable	13,077,876
Stock loan fee payable	7,915,121
Distribution and shareholder servicing fees payable	4,908,703
Dividends payable on securities sold, not yet purchased	4,230,733
Administration fees payable	1,749,945
Professional fees payable	187,016
Miscellaneous expenses payable	1,824,253
Total liabilities	6,700,555,559
Net Assets	$10,649,962,665
Net assets
Represented by:
Shares of beneficial interest at $0.001 par value; unlimited shares authorized	$393,350
Additional paid-in-capital	5,018,709,699
Total distributable earnings	5,630,859,616
Net Assets	$10,649,962,665

	Shares issued and outstanding	Net Asset Value per share	Net Assets
Class A	273,345,671	$29.22	$7,986,627,728
Class W	120,003,994	$22.19	$2,663,334,937

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS

Shares		September 30, 2025 Fair Value
	Investments in Securities—108.06%
	Common Stocks—108.05%
	Canada—0.69%
	Transport - Rail—0.69%
988,460	Canadian Pacific Kansas City	$73,630,384
	Total Canada (cost $76,093,927)	$73,630,384

	China—2.52%
	Auto - Cars / Light Trucks—0.72%
5,394,000	BYD Co Ltd, Class H	76,399,517
	B2B / E - Commerce—0.85%
7,000,305	Full Truck Alliance Co Ltd ADR	90,793,956
	E - Commerce / Products—0.40%
1,246,873	JD.com Inc ADR (a)	43,615,618
	Real Estate Management / Services—0.19%
1,059,794	KE Holdings Inc ADR	20,136,086
	Schools—0.36%
714,398	New Oriental Education & Technology Group Inc ADR	37,913,101
	Total China (cost $173,020,308)	$268,858,278

	France—10.59%
	Aerospace / Defense - Equipment—10.59%
2,449,679	Airbus SE	568,190,796
1,588,373	Safran SA	560,088,116
	Total France (cost $506,892,026)	$1,128,278,912

	Germany—6.98%
	Aerospace / Defense—1.21%
280,096	MTU Aero Engines AG	128,650,194
	Athletic Footwear—0.62%
313,729	adidas AG	66,132,505
	Machinery - Electric Utilities—5.15%
4,697,637	Siemens Energy AG *	548,770,907
	Total Germany (cost $254,117,964)	$743,553,606

	Hong Kong—0.56%
	Casino Hotels—0.42%
8,136,000	Galaxy Entertainment Group Ltd	44,839,813
	E - Commerce / Services—0.14%
1,083,300	Meituan, Class B *	14,550,004
	Total Hong Kong (cost $54,798,877)	$59,389,817

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2025 Fair Value
	Common Stocks (continued)
	Japan—3.85%
	Audio / Video Products—3.71%
13,681,500	Sony Group Corp	$394,552,652
	Life / Health Insurance—0.14%
13,681,500	Sony Financial Group Inc	15,192,917
	Total Japan (cost $152,742,151)	$409,745,569

	Netherlands—0.60%
	Medical - Biomedical / Genetics—0.60%
86,544	Argenx SE ADR *	63,831,393
	Total Netherlands (cost $47,151,146)	$63,831,393

	Taiwan—6.41%
	Semiconductor Components - Integrated Circuits—6.41%
2,445,695	Taiwan Semiconductor Manufacturing Co Ltd ADR (a)	683,058,156
	Total Taiwan (cost $232,909,700)	$683,058,156

	United States—73.34%
	Aerospace / Defense—1.15%
92,632	TransDigm Group Inc (a)	122,090,829
	Aerospace / Defense - Equipment—1.22%
343,820	General Electric Co (a)	103,427,932
964,750	Standardaero Inc *	26,328,028
		129,755,960
	Applications Software—4.46%
916,402	Microsoft Corp (a)	474,650,416
	Building Products - Air & Heating—0.32%
306,614	Johnson Controls International PLC	33,712,209
	Building Products - Cement / Aggregate—5.08%
834,214	CRH PLC	100,022,259
356,490	Martin Marietta Materials Inc (a)	224,688,517
704,353	Vulcan Materials Co	216,673,070
		541,383,846
	Coatings / Paint—0.49%
149,809	Sherwin-Williams Co	51,872,864
	Commercial Services—1.70%
119,380	Cintas Corp	24,503,939
883,985	NIQ Global Intelligence Plc *	13,878,565
343,499	Quanta Services Inc (a)	142,352,856
		180,735,360

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2025 Fair Value
	Common Stocks (continued)
	United States (continued)
	Commercial Services - Finance—0.79%
425,454	Block Inc * (a)	$30,747,561
93,994	S&P Global Inc (a)	45,747,820
197,636	Toast Inc *	7,215,690
		83,711,071
	Computer Aided Design—3.87%
744,002	Cadence Design Systems Inc * (a)	261,338,143
305,348	Synopsys Inc *	150,655,650
		411,993,793
	Computers—1.03%
773,179	Dell Technologies Inc, Class C (a)	109,613,587
	E - Commerce / Products—5.39%
2,620,552	Amazon.com Inc * (a)	575,394,603
	E - Commerce / Services—3.81%
1,176,877	Expedia Group Inc	251,557,459
1,578,468	Uber Technologies Inc *	154,642,510
		406,199,969
	Electric - Generation—1.59%
514,872	Constellation Energy Corp	169,428,929
	Electric - Integrated—1.30%
1,483,433	Entergy Corp	138,241,121
	Electronic Components - Semiconductors—3.11%
1,346,630	Analog Devices Inc (a)	330,866,991
	Electronic Connectors—2.30%
1,981,074	Amphenol Corp (a)	245,157,908
	Enterprise Software / Services—3.57%
1,076,416	Oracle Corp	302,731,236
870,879	SS&C Technologies Holdings Inc	77,299,220
		380,030,456
	Finance - Credit Card—4.25%
372,670	Mastercard Inc, Class A (a)	211,978,423
704,669	Visa Inc, Class A (a)	240,559,902
		452,538,325
	Finance - Other Services—1.36%
861,654	Intercontinental Exchange Inc	145,171,466
	Gas - Distribution—0.62%
1,533,318	NiSource Inc	66,392,669
	Independent Power Producer—1.37%
744,036	Vistra Corp	145,771,533
	Internet Content - Entertainment—5.79%
841,178	Meta Platforms Inc, Class A (a)	617,744,300

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2025 Fair Value
	Common Stocks (continued)
	United States (continued)
	Machinery - Electric Utilities—1.86%
780,405	BWX Technologies Inc	$143,883,270
356,672	Vertiv Holdings Co	53,807,538
		197,690,808
	Medical - Biomedical / Genetics—0.98%
884,572	Akero Therapeutics Inc *	41,999,479
2,698,091	BioCryst Pharmaceuticals Inc *	20,478,511
247,238	Insmed Inc *	35,604,744
419,586	Keros Therapeutics Inc *	6,637,851
		104,720,585
	Medical - Drugs—0.98%
59,446	Madrigal Pharmaceuticals Inc *	27,265,502
2,226,067	ORIC Pharmaceuticals Inc *	26,712,804
502,832	Rhythm Pharmaceuticals Inc * (a)	50,781,004
		104,759,310
	Private Equity—0.30%
505,300	Carlyle Group Inc	31,682,310
	REITS - Diversified—1.23%
209,129	American Tower Corp	40,219,689
115,405	Equinix Inc	90,389,812
		130,609,501
	Retail - Apparel / Shoes—1.12%
259,632	Burlington Stores Inc *	66,076,344
349,230	Ross Stores Inc (a)	53,219,160
		119,295,504
	Retail - Building Products—0.75%
319,752	Lowe’s Cos Inc (a)	80,356,875
	Retail - Major Department Store—2.19%
1,611,317	TJX Companies Inc (a)	232,899,759
	Retail - Restaurants—0.42%
246,637	Chipotle Mexican Grill Inc * (a)	9,665,704
227,694	Yum! Brands Inc (a)	34,609,488
		44,275,192
	Semiconductor Equipment—8.94%
325,541	KLA Corp (a)	351,128,523
3,026,028	Lam Research Corp (a)	405,185,149
1,419,617	Teradyne Inc	195,396,084
		951,709,756
	Total United States (cost $3,789,110,436)	$7,810,457,805

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2025 Fair Value
	Common Stocks (continued)
	Uruguay—2.51%
	E - Commerce / Services—2.51%
114,343	MercadoLibre Inc * (a)	$267,212,729
	Total Uruguay (cost $93,177,079)	$267,212,729
	Total Common Stocks (cost $5,380,013,614)	$11,508,016,649

	Short-Term Securities—0.01%
	United States—0.01%
618,258	Dreyfus Treasury Obligations Cash Management, Institutional Shares, 4.07% (a) (b)	$618,258
	Total United States (cost $618,258)	$618,258
	Total Short-Term Securities (cost $618,258)	$618,258
	Total Investments in Securities (cost $5,380,631,872)—108.06%	$11,508,634,907
	Other Liabilities in Excess of Assets—(8.06%)	(858,672,242)
	Net Assets—100.00%	$10,649,962,665

(a)	Partially or wholly held in a pledged account at the Custodian as collateral for securities sold, not yet purchased. At September 30, 2025, the total fair value of investments in securities held in pledged accounts at the Custodian for securities sold, not yet purchased was $4,902,868,062.
(b)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2025.
*	Non-income producing security.
ADR	American Depositary Receipt
REITS	Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (concluded)

Investments in Securities - By Industry	September 30, 2025 Percentage of Net Assets (%)
Aerospace / Defense	2.36
Aerospace / Defense - Equipment	11.81
Applications Software	4.46
Athletic Footwear	0.62
Audio / Video Products	3.71
Auto - Cars / Light Trucks	0.72
B2B / E - Commerce	0.85
Building Products - Air & Heating	0.32
Building Products - Cement / Aggregate	5.08
Casino Hotels	0.42
Coatings / Paint	0.49
Commercial Services	1.70
Commercial Services - Finance	0.79
Computer Aided Design	3.87
Computers	1.03
E - Commerce / Products	5.79
E - Commerce / Services	6.46
Electric - Generation	1.59
Electric - Integrated	1.30
Electronic Components - Semiconductors	3.11
Electronic Connectors	2.30
Enterprise Software / Services	3.57

Investments in Securities - By Industry	September 30, 2025 Percentage of Net Assets (%)
Finance - Credit Card	4.25
Finance - Other Services	1.36
Gas - Distribution	0.62
Independent Power Producer	1.37
Internet Content - Entertainment	5.79
Life / Health Insurance	0.14
Machinery - Electric Utilities	7.01
Medical - Biomedical / Genetics	1.58
Medical - Drugs	0.98
Private Equity	0.30
Real Estate Management / Services	0.19
REITS - Diversified	1.23
Retail - Apparel / Shoes	1.12
Retail - Building Products	0.75
Retail - Major Department Store	2.19
Retail - Restaurants	0.42
Schools	0.36
Semiconductor Components - Integrated Circuits	6.41
Semiconductor Equipment	8.94
Short-term Securities	0.01
Transport - Rail	0.69
Total Investments in Securities	108.06%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF PURCHASED OPTIONS

Notional Amount (USD)	Contracts		September 30, 2025 Fair Value
		Purchased Options—10.29%
		Equity Options—10.28%
		Equity Call Options—7.46%
		Taiwan—1.17%
		Semiconductor Components - Integrated Circuits—1.17%
$678,624,000	28,276	Taiwan Semiconductor Manufacturing Co Ltd ADR, 11/21/2025, $240.00	$124,555,780
		Total Taiwan (cost $94,244,571)	$124,555,780

		United States—6.29%
		Applications Software—0.59%
707,566,500	14,589	Microsoft Corp, 11/21/2025, $485.00	62,586,809
		Auto - Cars / Light Trucks—0.88%
1,127,035,000	24,770	Tesla Inc, 11/21/2025, $455.00	93,940,225
		Casino Hotels—0.58%
99,882,000	22,196	Las Vegas Sands Corp, 01/16/2026, $45.00	23,361,290
296,736,000	24,728	Wynn Resorts Ltd, 12/19/2025, $120.00	37,895,659
			61,256,949
		Computers—0.62%
392,370,000	17,835	Apple Inc, 11/21/2025, $220.00	66,123,263
		Diversified Manufacturing Operations—0.20%
131,328,000	9,728	3M CO, 11/21/2025, $135.00	21,498,880
		E - Commerce / Products—0.32%
410,676,000	19,556	Amazon.com Inc, 11/21/2025, $210.00	34,565,230
		E - Commerce / Services—1.27%
327,420,000	642	Booking Holdings Inc, 12/19/2025, $5,100.00	32,799,780
603,888,000	25,162	Doordash Inc, Class A, 11/21/2025, $240.00	102,975,485
			135,775,265
		Electronic Components - Semiconductors—0.70%
376,002,000	11,394	Broadcom Inc, 12/19/2025, $330.00	34,267,455
445,824,000	24,768	NVIDIA Corp, 11/21/2025, $180.00	40,309,920
			74,577,375
		Enterprise Software / Services—0.04%
187,218,000	6,934	Salesforce Inc, 12/19/2025, $270.00	4,541,770
		Hotels & Motels—0.44%
177,624,000	7,401	Hilton Worldwide Holdings Inc, 01/16/2026, $240.00	21,647,925
191,160,000	7,965	Marriott International Inc, Class A, 01/16/2026, $240.00	24,850,800
			46,498,725
		Internet Content - Entertainment—0.13%
195,984,000	2,722	Meta Platforms Inc, 11/21/2025, $720.00	14,025,105
		Web Portals / ISP—0.52%
188,271,000	9,909	Alphabet Inc, 11/21/2025, $190.00	54,970,178
		Total United States (cost $665,291,288)	$670,359,774
		Total Equity Call Options (cost $759,535,859)	$794,915,554

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF PURCHASED OPTIONS (continued)

Notional Amount (USD)	Contracts			September 30, 2025 Fair Value
			Equity Put Options—2.82%
			United States—2.82%
			Growth & Income - Large Cap—1.32%
$3,733,871,000	61,211		SPDR S&P 500 ETF Trust, 03/20/2026, $610.00	$74,401,971
3,156,426,000	51,324		SPDR S&P 500 ETF Trust, 03/20/2026, $615.00	66,233,622
				140,635,593

			Sector Fund - Technology—1.50%
2,725,218,000	50,004		Invesco QQQ Trust Series 1, 03/20/2026, $545.00	69,430,554
3,141,577,500	56,605		Invesco QQQ Trust Series 1, 03/20/2026, $555.00	89,435,900
				158,866,454
			Total United States (cost $314,427,559)	$299,502,047
			Total Equity Put Options (cost $314,427,559)	$299,502,047
			Total Equity Options (cost $1,073,963,418)	$1,094,417,601

			Currency Call Options—0.01%
			United States—0.01%
			Currency—0.01%

			Counterparty
299,709,997	299,709,997	USD / BRL, 12/19/2025, $6.00	Merrill Lynch Professional Clearing Corp	974,810
346,723,414	346,723,414	USD / CNH, 12/19/2025, $7.55	Merrill Lynch Professional Clearing Corp	12,033
			Total United States (cost $13,692,405)	$986,843
			Total Currency Call Options (cost $13,692,405)	$986,843
			Total Purchased Options (cost $1,087,655,823)	$1,095,404,444

ADR	American Depositary Receipt
BRL	Brazilian Real
CNH	Chinese Renminbi Yuan
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipts
USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF PURCHASED OPTIONS (concluded)

Purchased Options - By Industry	September 30, 2025 Percentage of Net Assets (%)
Applications Software	0.59
Auto - Cars / Light Trucks	0.88
Casino Hotels	0.58
Computers	0.62
Currency	0.01
Diversified Manufacturing Operations	0.20
E - Commerce / Products	0.32
E - Commerce / Services	1.27

Purchased Options - By Industry	September 30, 2025 Percentage of Net Assets (%)
Electronic Components - Semiconductors	0.70
Enterprise Software / Services	0.04
Growth & Income - Large Cap	1.32
Hotels & Motels	0.44
Internet Content - Entertainment	0.13
Sector Fund - Technology	1.50
Semiconductor Components - Integrated Circuits	1.17
Web Portals / ISP	0.52
Total Purchased Options	10.29%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

Shares		September 30, 2025 Fair Value
	Securities Sold, Not Yet Purchased—45.65%
	Common Stocks—45.65%
	Belgium—0.17%
	Brewery—0.17%
297,226	Anheuser-Busch InBev SA/NV	$17,717,642
	Total Belgium (proceeds $17,288,408)	$17,717,642

	Canada—0.94%
	Electronic Components - Miscellaneous—0.80%
346,762	Celestica Inc	85,435,222
	Enterprise Software / Services—0.14%
395,386	Open Text Corp	14,779,529
	Medical - Drugs—0.00%
15,956	Canopy Growth Corp	23,296
	Total Canada (proceeds $100,242,174)	$100,238,047

	China—1.62%
	Auto - Cars / Light Trucks—0.54%
2,230,812	NIO Inc ADR	16,998,787
1,730,669	XPeng Inc ADR	40,532,268
		57,531,055
	Internet Content - Information / Networks—0.83%
1,435,007	Bilibili Inc-Sponsored ADR	40,309,347
4,465,900	Kuaishou Technology	48,559,861
		88,869,208
	Retail - Drug Store—0.06%
2,367,827	Ping An Healthcare and Technology Co Ltd	5,572,324
	Wireless Equipment—0.19%
2,967,600	Xiaomi Corp, Class B	20,596,679
	Total China (proceeds $128,573,143)	$172,569,266

	France—0.94%
	Computer Services—0.44%
323,790	Capgemini SE	47,004,999
	Cosmetics & Toiletries—0.50%
123,846	L’Oreal SA	53,623,770
	Total France (proceeds $115,835,786)	$100,628,769

	Germany—0.14%
	Auto - Cars / Light Trucks—0.14%
148,361	Bayerische Motoren Werke AG	14,894,258
	Total Germany (proceeds $13,111,732)	$14,894,258

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2025 Fair Value
	Common Stocks (continued)
	Hong Kong—0.11%
	Electric - Integrated—0.11%
1,839,300	Power Assets Holdings Ltd	$11,649,877
	Total Hong Kong (proceeds $12,364,223)	$11,649,877

	India—0.15%
	Computer Services—0.15%
990,752	Infosys Ltd ADR	16,119,535
	Total India (proceeds $17,248,461)	$16,119,535

	Ireland—1.27%
	Computer Services—0.74%
321,490	Accenture PLC, Class A	79,279,434
	Power Conversion / Supply Equipment—0.53%
148,615	Eaton Corp PLC	55,619,164
	Total Ireland (proceeds $147,597,388)	$134,898,598

	Israel—1.09%
	Applications Software—0.29%
161,741	Monday.com Ltd	31,327,614
	Auto / Truck Parts & Equipment - Original—0.13%
947,032	Mobileye Global Inc, Class A	13,372,092
	Computer Data Security—0.67%
346,176	Check Point Software Technologies Ltd	71,627,276
	Total Israel (proceeds $111,663,541)	$116,326,982

	Netherlands—1.66%
	Semiconductor Components - Integrated Circuits—0.42%
197,814	NXP Semiconductors NV	45,048,182
	Semiconductor Equipment—1.24%
136,466	ASML Holding NV	132,111,370
	Total Netherlands (proceeds $149,800,222)	$177,159,552

	Switzerland—0.66%
	Medical - Drugs—0.66%
545,137	Novartis AG ADR	69,908,369
	Total Switzerland (proceeds $54,984,990)	$69,908,369

	United Kingdom—1.05%
	Electronic Components - Semiconductors—1.05%
791,101	ARM Holdings PLC ADR	111,932,879
	Total United Kingdom (proceeds $112,754,373)	$111,932,879

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2025 Fair Value
	Common Stocks (continued)
	United States—35.85%
	Advertising Agencies—0.76%
989,095	Omnicom Group Inc	$80,640,915
	Advertising Services—0.53%
2,029,100	Interpublic Group of Cos Inc	56,632,181
	Apparel Manufacturers—0.08%
1,331,335	Hanesbrands Inc	8,773,498
	Appliances—0.36%
494,536	Whirlpool Corp	38,870,530
	Applications Software—0.10%
247,269	Gitlab Inc	11,146,887
	Auto - Cars / Light Trucks—6.74%
4,846,748	Ford Motor Co	57,967,106
1,486,129	Tesla Inc	660,911,289
		718,878,395
	Beverages - Non-Alcoholic—0.72%
890,632	Monster Beverage Corp	59,948,440
247,688	The Coca-Cola Co	16,426,668
		76,375,108
	Brewery—0.61%
346,177	Constellation Brands Inc	46,619,657
396,300	Molson Coors Beverage Co	17,932,575
		64,552,232
	Cable / Satellite TV—0.90%
346,824	Charter Communications Inc, Class A	95,413,017
	Cellular Telecommunications—1.36%
606,238	T-Mobile US Inc	145,121,252
	Commercial Banks - Southern US—0.44%
1,780,341	Regions Financial Corp	46,947,592
	Commercial Services - Finance—1.83%
653,728	Global Payments Inc	54,311,722
1,455,877	H&R Block Inc	73,623,700
990,752	PayPal Holdings Inc	66,439,829
		194,375,251
	Computer Data Security—1.06%
668,757	Fortinet Inc	56,229,089
272,139	Qualys Inc	36,012,154
300,144	Rapid7 Inc	5,627,700
498,309	Tenable Holdings Inc	14,530,690
		112,399,633
	Computer Services—1.17%
520,199	Cognizant Technology Solutions Corp, Class A	34,889,747
296,541	Gartner Inc	77,951,733
271,994	Genpact Ltd	11,393,829
		124,235,309

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2025 Fair Value
	Common Stocks (continued)
	United States (continued)
	Computer Software—0.32%
939,506	Dropbox Inc, Class A	$28,382,476
273,220	Teradata Corp	5,876,962
		34,259,438
	Corp/Pref - High Yield—0.76%
990,752	iShares iBoxx$ High Yield Corporate Bond ETF	80,439,155
	Data Processing / Management—1.38%
85,779	Fair Isaac Corp	128,370,847
148,611	Paychex Inc	18,837,930
		147,208,777
	E - Commerce / Products—0.25%
396,302	Etsy Inc	26,310,490
	Electric Products - Miscellaneous—0.37%
296,725	Emerson Electric Co	38,924,386
	Electronic Components - Miscellaneous—0.84%
207,720	Hubbell Inc	89,383,993
	Electronic Components - Semiconductors—2.44%
396,300	Advanced Micro Devices Inc	64,117,377
824,895	GLOBALFOUNDRIES Inc	29,564,237
941,214	Marvell Technology Inc	79,127,861
94,208	Monolithic Power Systems Inc	86,731,653
		259,541,128
	Enterprise Software / Services—1.99%
792,601	Salesforce Inc	187,846,437
99,374	Workday Inc	23,922,303
		211,768,740
	Food - Miscellaneous / Diversified—1.48%
742,937	Conagra Brands Inc	13,603,176
988,999	General Mills Inc	49,865,330
1,970,707	Kraft Heinz Co	51,317,210
1,340,137	The Campbell’s Company	42,321,526
		157,107,242
	Hotels & Motels—0.70%
694,532	Choice Hotels International Inc	74,252,416
	Investment Management / Advisory Services—0.90%
1,137,440	Franklin Resources Inc	26,308,987
681,598	T Rowe Price Group Inc	69,959,219
		96,268,206
	Machinery - Electric Utilities—1.00%
173,383	GE Vernova Inc	106,613,207
	Medical - Biomedical / Genetics—0.52%
196,830	Amgen Inc	55,545,426

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2025 Fair Value
	Common Stocks (continued)
	United States (continued)
	Medical - Drugs—0.61%
350,490	Johnson & Johnson	$64,987,856
	Real Estate Management / Services—0.59%
487,282	Anywhere Real Estate Inc	5,160,316
679,637	CoStar Group Inc	57,340,974
		62,501,290
	REITS - Office Property—0.77%
413,772	Brandywine Realty Trust	1,725,429
1,882,663	Douglas Emmett Inc	29,313,063
344,134	Hudson Pacific Properties Inc	949,810
845,732	Kilroy Realty Corp	35,732,177
247,267	SL Green Realty Corp	14,789,039
		82,509,518
	REITS - Storage—0.54%
198,364	Public Storage	57,297,441
	Retail - Miscellaneous / Diversified—0.12%
800,932	Sally Beauty Holdings Inc	13,039,173
	Retail - Regional Department Store—0.44%
1,408,686	Kohl’s Corp	21,651,504
1,430,680	Macy’s Inc	25,652,092
		47,303,596
	Sector Fund - Technology—1.18%
445,800	Technology Select Sector SPDR Fund	125,653,187
	Semiconductor Equipment—1.45%
755,450	Applied Materials Inc	154,670,833
	Telephone - Integrated—0.54%
1,114,595	AT&T Inc	31,476,163
585,720	Verizon Communications Inc	25,742,394
		57,218,557
	Total United States (proceeds $3,839,012,272)	$3,817,165,855
	Total Common Stocks (proceeds $4,820,476,713)	$4,861,209,629
	Total Securities Sold, Not Yet Purchased (proceeds $4,820,476,713)	$4,861,209,629

ADR	American Depositary Receipt
REITS	Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (concluded)

Securities Sold, Not Yet Purchased - By Industry	September 30, 2025 Percentage of Net Assets (%)
Advertising Agencies	0.76
Advertising Services	0.53
Apparel Manufacturers	0.08
Appliances	0.36
Applications Software	0.39
Auto - Cars / Light Trucks	7.42
Auto / Truck Parts & Equipment - Original	0.13
Beverages - Non-Alcoholic	0.72
Brewery	0.78
Cable / Satellite TV	0.90
Cellular Telecommunications	1.36
Commercial Banks - Southern US	0.44
Commercial Services - Finance	1.83
Computer Data Security	1.73
Computer Services	2.50
Computer Software	0.32
Corp/Pref - High Yield	0.76
Cosmetics & Toiletries	0.50
Data Processing / Management	1.38
E - Commerce / Products	0.25
Electric - Integrated	0.11
Electric Products - Miscellaneous	0.37
Electronic Components - Miscellaneous	1.64
Electronic Components - Semiconductors	3.49

Securities Sold, Not Yet Purchased - By Industry	September 30, 2025 Percentage of Net Assets (%)
Enterprise Software / Services	2.13
Food - Miscellaneous / Diversified	1.48
Hotels & Motels	0.70
Internet Content - Information / Networks	0.83
Investment Management / Advisory Services	0.90
Machinery - Electric Utilities	1.00
Medical - Biomedical / Genetics	0.52
Medical - Drugs	1.27
Power Conversion / Supply Equipment	0.53
Real Estate Management / Services	0.59
REITS - Office Property	0.77
REITS - Storage	0.54
Retail - Drug Store	0.06
Retail - Miscellaneous / Diversified	0.12
Retail - Regional Department Store	0.44
Sector Fund - Technology	1.18
Semiconductor Components - Integrated Circuits	0.42
Semiconductor Equipment	2.69
Telephone - Integrated	0.54
Wireless Equipment	0.19
Total Securities Sold, Not Yet Purchased	45.65%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS

Notional Amount (USD)	Maturity Date*		September 30, 2025 Unrealized Appreciation / Depreciation***

	Swap Contracts—7.75%
	Total Return Swap Contracts - Appreciation—8.27%
	Japan—0.24%
	Audio / Video Products—0.16%
$(34,392,870)	3/4/2026	Sharp Corp	$17,773,281
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Sharp Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Office Automation & Equipment—0.01%
(25,389,458)	3/4/2026	Ricoh Company Ltd	722,907
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Ricoh Company Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Semiconductor Equipment—0.07%
(198,228,783)	3/4/2026	Tokyo Electron Ltd	6,940,047
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Tokyo Electron Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Japan		$25,436,235

	Spain—0.06%
	Building - Heavy Construction—0.06%
29,369,227	2/26/2027	Cellnex Telecom SA	6,686,573
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Cellnex Telecom SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Total Spain		$6,686,573

	Sweden—0.03%
	Auto - Cars / Light Trucks—0.03%
(7,998,922)	12/11/2026	Volvo Car AB, Class B	3,473,014
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Volvo Car AB, Class B in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 3.25%**.
	Total Sweden		$3,473,014

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount (USD)	Maturity Date*		September 30, 2025 Unrealized Appreciation / Depreciation***

	Total Return Swap Contracts - Appreciation (continued)
	Taiwan—0.61%
	Electronic Components - Miscellaneous—0.01%
$(6,488,194)	3/4/2026	AUO Corp	$981,280
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of AUO Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.63%**.
	Power Conversion / Supply Equipment—0.58%
40,056,189	3/4/2026	Delta Electronics Inc	61,657,185
		Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of Delta Electronics Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.25%**.
	Semiconductor Components - Integrated Circuits—0.02%
(52,034,058)	3/4/2026	United Microelectronics Corp	2,517,173
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of United Microelectronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 3.63%**.
	Total Taiwan		$65,155,638

	United Kingdom—1.79%
	Aerospace / Defense—1.78%
144,516,781	12/11/2026	Rolls-Royce Holdings PLC	189,699,723
		Agreement with Morgan Stanley, dated 12/07/2012 to receive the total return of the shares of Rolls-Royce Holdings PLC in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Food - Retail—0.01%
(15,192,763)	12/11/2026	Marks & Spencer Group PLC	720,358
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Marks & Spencer Group PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Total United Kingdom		$190,420,081

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount (USD)	Maturity Date*		September 30, 2025 Unrealized Appreciation / Depreciation***

	Total Return Swap Contracts - Appreciation (continued)
	United States—5.54%
	Private Equity—0.98%
$49,301,209	3/4/2026	Carlyle Group Inc	$104,133,776
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Carlyle Group Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.
	Web Portals / ISP—4.56%
153,780,816	3/4/2026	Alphabet Inc, Class A	485,665,025
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Alphabet Inc, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.
	Total United States		$589,798,801
	Total Return Swap Contracts - Appreciation ****		$880,970,342

	Total Return Swap Contracts - Depreciation—0.52%
	Australia—0.05%
	Commercial Banks Non-US—0.05%
(49,974,440)	12/23/2026	Commonwealth Bank of Australia	4,963,921
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Commonwealth Bank of Australia in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Australia		$4,963,921

	Brazil—0.03%
	Finance - Other Services—0.03%
65,511,223	1/30/2026	B3 SA - Brasil Bolsa Balcao	3,517,032
		Agreement with Morgan Stanley, dated 01/30/2019 to receive the total return of the shares of B3 SA - Brasil Bolsa Balcao in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.00%**.
	Total Brazil		$3,517,032

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount (USD)	Maturity Date*		September 30, 2025 Unrealized Appreciation / Depreciation***

	Total Return Swap Contracts - Depreciation (continued)
	Japan—0.40%
	Office Automation & Equipment—0.07%
$(88,869,047)	3/4/2026	Canon Inc	$7,405,757
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Canon Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Photo Equipment & Supplies—0.02%
(10,574,330)	3/4/2026	Nikon Corp	1,722,681
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Nikon Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.

	Semiconductor Equipment—0.31%
(13,600,027)	3/4/2026	Advantest Corp	23,161,626
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Advantest Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(80,852,146)	3/4/2026	Lasertec Corp	10,824,856
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Lasertec Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
			33,986,482
	Total Japan		$43,114,920

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount (USD)	Maturity Date*		September 30, 2025 Unrealized Appreciation / Depreciation***

	Total Return Swap Contracts - Depreciation (continued)
	United Kingdom—0.04%
	Cosmetics & Toiletries—0.04%
$(46,257,026)	2/26/2027	Unilever PLC	$3,848,411
		Agreement with Morgan Stanley, dated 03/03/2014 to deliver the total return of the shares of Unilever PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.35%**.
	Total United Kingdom		$3,848,411

	Total Return Swap Contracts - Depreciation *****		$55,444,284

	Total Swap Contracts, net		$825,526,058

*	Per the terms of the executed swap agreement, no periodic payments are made. A single payment is made upon the maturity of the Total Return Swap Contracts.
**	The financing rate is made up of the Daily Fed Funds Effective Rate plus a variable rate. The Daily Fed Funds Effective Rate is the weighted average interest rate at which depository institutions (banks and credit unions) trade federal funds (balances held at Federal Reserve Banks) with each other overnight. The variable rate indicated is as of September 30, 2025.
***	The value of the Total Return Swap Contracts is the same as the unrealized appreciation/depreciation. For this reason the value has not been broken out separately. Additionally, there were no upfront payments or receipts related to any of the Total Return Swap Contracts transactions.
****	Includes all Total Return Swap Contracts in an appreciated position. The unrealized appreciation of these contracts is included as part of Net unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.
*****	Includes all Total Return Swap Contracts in a depreciated position. The unrealized depreciation amounts of these contracts is included as part of Net unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (concluded)

Swap Contracts - By Industry	September 30, 2025 Percentage of Net Assets (%)
Aerospace / Defense	1.78
Audio / Video Products	0.16
Auto - Cars / Light Trucks	0.03
Building - Heavy Construction	0.06
Commercial Banks Non-US	(0.05)
Cosmetics & Toiletries	(0.04)
Electronic Components - Miscellaneous	0.01
Finance - Other Services	(0.03)

Swap Contracts - By Industry	September 30, 2025 Percentage of Net Assets (%)
Food - Retail	0.01
Office Automation & Equipment	(0.06)
Photo Equipment & Supplies	(0.02)
Power Conversion / Supply Equipment	0.58
Private Equity	0.98
Semiconductor Components - Integrated Circuits	0.02
Semiconductor Equipment	(0.24)
Web Portals / ISP	4.56
Total Swap Contracts	7.75%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2025
Investment Income
Interest	$121,818,376
Dividends (net of foreign withholding tax of $5,049,458)	93,678,264
Other	29,506
Total investment income	215,526,146
Expenses
Incentive fees	525,269,738
Management fees	139,332,244
Stock loan fees	87,748,066
Dividends on securities sold, not yet purchased	74,390,566
Distribution and shareholder servicing fees - Class A Shares	52,257,886
Interest expense	4,685,829
Administration fees	3,904,562
Transfer agent fees	1,785,940
Custody fees	1,334,397
Professional fees	697,513
Insurance expense	196,384
Trustees’ fees	135,000
Registration fees	94,019
Miscellaneous expense	3,583,270
Total expenses	895,415,414
Net investment loss	(679,889,268)
Net realized gain/(loss) and net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts
Net realized gain/(loss) from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts
Investment securities of unaffiliated issuers	835,149,638
Purchased options	546,386,249
Securities sold, not yet purchased	(775,045,875)
Total return swap contracts	(31,483,188)
Foreign currency transactions	(2,980,307)
Net realized gain/(loss) from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts	572,026,517
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts
Investment securities of unaffiliated issuers	2,043,679,237
Purchased options	(178,280,814)
Securities sold, not yet purchased	229,860,169
Total return swap contracts	510,968,221
Foreign currency transactions	(1,712)
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts	2,606,225,101
Net realized gain/(loss) and net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts	3,178,251,618
Net increase in net assets resulting from operations	$2,498,362,350

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
From operations:
Net investment loss	$(679,889,268)	$(135,392,965)
Net realized gain/(loss) from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts	572,026,517	585,027,250
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts	2,606,225,101	2,132,749,495
Net increase/(decrease) in net assets resulting from operations	2,498,362,350	2,582,383,780

From transactions in shares:
Proceeds from sales of shares
Class A	245,204,933	164,268,815
Class W	92,248,141	57,127,575
Total proceeds from sale of shares	337,453,074	221,396,390
Payment for shares repurchased
Class A	(565,614,617)	(767,904,151)
Class W	(212,658,272)	(236,401,165)
Total payment for shares repurchased	(778,272,889)	(1,004,305,316)
Exchange of shares
Class A	(14,608,811)	(588,719,344)
Class W	14,608,811	588,719,344
Total exchange of shares	—	—
Net increase/(decrease) in net assets from transactions in shares	(440,819,815)	(782,908,926)
Net increase/(decrease) in net assets	2,057,542,535	1,799,474,854
Net assets at beginning of period	8,592,420,130	6,792,945,276
Net assets at end of period	$10,649,962,665	$8,592,420,130

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2025
Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$2,498,362,350
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investment securities	15,210,923,003
Purchases of long-term investment securities	(14,344,336,557)
Proceeds from long-term securities sold short, not yet purchased	18,671,897,154
Cover of long-term securities sold short, not yet purchased	(18,565,254,941)
Proceeds from sales of short-term investment securities	1,040,165,729
Purchases of short-term investment securities	(902,976,510)
Proceeds from sales of short-term purchased options	7,797,259,385
Purchases of short-term purchased options	(7,522,178,001)
Proceeds from swap contracts	(31,483,188)
Net realized (gain)/loss from investment activities, foreign currency transactions, written options, purchased options and total return swaps	(572,026,517)
Net change in unrealized (appreciation)/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swaps	(2,606,225,101)
Changes in operating assets and liabilities:
Increase in deposits at brokers for securities sold, not yet purchased	(875,151,446)
Increase in cash collateral received for total return swap contracts	(633,210,031)
Decrease in receivable for investment securities sold	492,360,084
Increase in interest receivable	(3,237,616)
Increase in dividends receivable	(1,023,699)
Increase in due from brokers	(105,924)
Decrease in variation margin receivable	1,489,805
Increase in other assets	(1,097)
Increase in due to brokers	511,024,475
Increase in accrued incentive fees payable	518,714,845
Decrease in payable for investment securities purchased	(330,762,675)
Increase in variation margin payable	120,752,005
Increase in management fees payable	2,766,376
Increase in stock loan fee payable	763,945
Increase in distribution and shareholder servicing fees payable	1,033,753
Increase in dividends payable on securities sold, not yet purchased	795,021
Increase in administration fees payable	819,481
Decrease in professional fees payable	(65,361)
Decrease in due to custodian	(3,156,920)
Increase in miscellaneous expenses payable	653,732
Net cash provided by operating activities	478,585,559

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

STATEMENT OF CASH FLOWS (concluded)

For the Year Ended September 30, 2025
Cash flows from financing activities
Net proceeds from sale of shares	$337,453,074
Payment for shares repurchased, including the change in payable for shares repurchased	(853,482,066)
Net cash used in financing activities	(516,028,992)

Effect of exchange rate on cash	(2,982,019)

Net change in cash and cash equivalents and restricted cash	(40,425,452)
Cash and cash equivalents and restricted cash at beginning of period	216,350,312
Cash and cash equivalents and restricted cash at end of period	$175,924,860

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$4,161,222

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2025

1. Organization

ACAP Strategic Fund (the “Fund”) was organized as a Delaware statutory trust in June 2009. The Fund commenced operations on March 1, 2010. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end management investment company and operates as a diversified company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% – 25% of its outstanding shares at their net asset value as of or prior to the end of each fiscal quarter. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”). Each of the Adviser and Alkeon are registered with the SEC as an investment adviser. The Adviser also serves as the Fund’s “valuation designee” pursuant to
Rule 2a-5 under the 1940 Act.

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in publicly-traded equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes (leverage). The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

The Fund is authorized to issue an unlimited number of shares of beneficial interest (“Shares”), $0.001 par value. The minimum initial investment in the Fund by an investor is $50,000. Minimum subsequent investments must be at least $5,000 (including a sales load, if applicable). Investors may be charged a sales load up to a maximum of 3% on the amount they invest in Class A Shares. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with brokers or dealers retained by Breakwater Group Distribution Services, LLC (the “Underwriter”) to act as selling agents to assist in the distribution of Shares (“Selling Agents”). Class A Shares are subject to distribution and shareholder servicing fees and Selling Agents who do not charge a front end load may charge their clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower, in the aggregate, than a front end load). Unlike Class A Shares, Class W Shares are not subject to any sales load or distribution and shareholder servicing fees. Class W Shares may be purchased through, and with funds drawn on, an investor’s “wrap-fee” account with a registered broker dealer or registered investment adviser retained by the Underwriter or the Adviser, as applicable, and whose financial advisor recommends their investment in the Fund. Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $2,200,000 (excluding the value of the primary residence of such person and any debt secured by such property up to its current market value) or otherwise satisfy the definition of a “qualified client” under the Investment Advisers Act of 1940. Under certain circumstances (including where a Class A shareholder may be eligible to invest in Class W Shares), and only as authorized by the Underwriter or the Fund, Class A Shares may be exchanged for Class W Shares. Any such exchange would generally not be a taxable event for U.S. federal income tax purposes. If shares are exchanged, such transactions shall not be considered a repurchase from the Fund triggering a Fiscal Period (as defined below) end for purpose of calculation of the Incentive Fee (as defined below). As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding Shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding Shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding Shares for any particular fiscal quarter are entirely within the discretion of the Board of Trustees of the Fund (the “Board”) and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the outstanding Shares for any particular fiscal quarter.

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share. Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. Purchase orders for shares sold in connection with a monthly offering must be received prior to the close of business on the day of the month specified by the Underwriter (typically the last business day of the month).

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

1. Organization (continued)

Purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. The Fund reserves the right to suspend or terminate the offering of Shares at any time.

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “Authoritative Guidance”) requires the Adviser to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Net increase in net assets resulting from operations, as presented in the Statement of Operations, with the exception of the distribution and shareholder servicing fee, is allocated pro rata between Class A and Class W Shares based on the net asset value of each share class as compared to the Fund’s net asset value overall on a monthly basis. The distribution and shareholder servicing fee is allocated only to Class A Shares.

The Fund qualifies as an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies and, therefore, is applying the specialized accounting and reporting guidance therein.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. The Fund employs the specific identification method of inventory accounting for realized gains and losses on investment transactions. Dividends are recorded on the ex-dividend date, net of foreign withholding tax, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expense are recorded on the accrual basis. Dividends on securities sold, not yet purchased are an expense to the Fund. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Domestic and foreign exchange-traded equity securities (including listed warrants) traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their official closing price as reported on their primary exchange.

Domestic non-exchange traded equity securities are valued at their last reported price.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above, as well as dividends on the reference equity security and accrued swap interest since the day of opening the position.

Fixed income, including convertible bonds, is generally valued using an evaluated bid price provided by an independent pricing agent. Evaluated bid prices provided by the pricing agent may be determined without exclusive reliance on quoted bid prices and may reflect factors such as relative credit information, observed market movements, sector news, maturity, reported trade frequencies and other market data. Money market instruments with a remaining maturity of 60 days or less may be valued at amortized cost (purchase price or last valuation, as applicable, adjusted for accretion of discount or amortization of premium) unless the Adviser believes another valuation is more appropriate.

Options traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their last reported mid price as reported on such exchange(s). Non-exchange traded options and currency options are valued using a combination of observable inputs and models.

Forward contracts are traded on the over-the-counter market. Forward contracts are valued using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts.

When market quotations are not readily available, if a market quotation is “stale”, or when the valuation methods mentioned above are not reflective of the fair value of an asset or a liability, fair value will be determined in good faith based on observable and unobservable inputs relevant to the valuation of the asset under the oversight of the Board (“Fair Value Determination”).

The Adviser monitors the continuing appropriateness of the valuation methodology being used for each security and other investment.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be subject to Fair Value Determination taking into account the aforementioned factors, in good faith pursuant to procedures adopted by the Board. For the year ended September 30, 2025, no portfolio securities or liabilities were subject to Fair Value Determination.

The Fund follows ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) for fair value measurement. ASC Topic 820 establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

by requiring that the most observable inputs be used when available. ASC Topic 820 establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Over-the-counter financial derivative instruments, such as forward contracts and total return swaps, derive their values from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivative contracts that use valuation techniques and observable inputs as described above and in further detail below and have an appropriate level of market activity are categorized within Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments, the Schedule of Purchased Options, the Schedule of Securities Sold, Not Yet Purchased and the Schedule of Swap Contracts.

The following table summarizes the fair value of assets and liabilities by the ASC Topic 820 fair value hierarchy levels as of September 30, 2025.

	Level 1	Level 2	Level 3	Balance September 30, 2025
Assets
Investment Securities
Common Stocks	$11,508,016,649	$—	$—	$11,508,016,649
Short-Term Securities	618,258	—	—	618,258
Purchased Options	1,094,417,601	986,843	—	1,095,404,444
Net Unrealized Appreciation on Total Return Swap Contracts	—	825,526,058	—	825,526,058
Total Assets	$12,603,052,508	$826,512,901	$—	$13,429,565,409

Liabilities
Securities Sold, Not Yet Purchased
Common Stocks	$4,861,209,629	$—	$—	$4,861,209,629
Total Liabilities	$4,861,209,629	$—	$—	$4,861,209,629

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

2. Significant Accounting Policies (continued)

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At September 30, 2025 the Fund held $175,782,319 in cash equivalents in a BNY Mellon overnight interest-bearing account, $1,103 in U.S. Dollars and $141,438 in U.S. Dollars restricted cash. These amounts are presented in the Statement of Assets and Liabilities as cash and cash equivalents. Money market accounts are not subject to federally insured bank deposit limits.

The Fund maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

As further discussed in Note 2.f., as of September 30, 2025 the Fund has additional cash and cash equivalents on deposit with brokers primarily to satisfy margin and short sale requirements.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with Authoritative Guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

Each year the Fund intends to operate in a manner to qualify as, and has elected to be treated as, a regulated investment company under subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Also, the Fund intends to distribute each year substantially all of its net investment company taxable income and net realized capital gains, if any, to shareholders and therefore not be required to pay federal income taxes. Accordingly, no provision for federal income or excise tax is required.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

f. Due to/from Brokers and Custodian

Due to/from brokers consists of U.S. dollar and foreign currency cash balances held at the Fund’s prime brokers (Morgan Stanley & Co., Inc., Merrill Lynch Professional Clearing Corp. and Goldman Sachs & Co. LLC). The Fund is charged interest on cash it borrows at agreed upon rates with its prime brokers. The amount due from brokers primarily represents receivables for funds held by the broker which result from cash proceeds from the unwinding of swap positions and other trades. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business. Due to custodian consists of debit cash balances generated through trading activities held at the Fund’s custodian, The Bank of New York Mellon (the “Custodian”). All amounts due to brokers and custodians will be paid within one year.

Due to brokers also includes the obligation to return cash collateral received from a counterparty due to the appreciation in the fair market value of the fund’s swap instruments, as further discussed in Note 2.g.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

2. Significant Accounting Policies (continued)

g. Cash Collateral Received for Total Return Swap Contracts and Variation Margin Receivable/Payable

Cash is paid/received periodically (subject to certain thresholds) to/from the counterparty due to the appreciation or depreciation in the fair market values of the Fund’s swap instruments. Settled payments are recorded as Cash Collateral Received for total return swap contracts in the Statement of Assets and Liabilities. Variation Margin Receivable/Payable represents the amount of such payments due from/to counterparty which have not been settled in the Statement of Assets and Liabilities. As of September 30, 2025, the amount of such cash collateral received was $946,278,063 and the amount of Variation Margin Payable was $120,752,005 as presented in the Statement of Assets and Liabilities. See also Note 12 below.

h. Receivable for Investment Securities Sold and Payable for Investment Securities Purchased

Receivable for investment securities sold and Payable for investment securities purchased represents trades that occurred prior to the end of the Fiscal Period but have not settled as of the end of the Fiscal Period (as defined below). These amounts are presented in the Statement of Assets and Liabilities.

It’s the Fund’s policy to monitor the credit risk of the brokers with which it conducts business.

3. Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. For the year ended September 30, 2025, Management Fees totaled $139,332,244, included in the Statement of Operations, of which $13,077,876 remained payable to the Adviser at the end of the reporting period and is included on the Statement of Assets and Liabilities.

4. Incentive Fee

Also in consideration for the management services provided by the Adviser, the Fund pays the Adviser a performance-based incentive fee (the “Incentive Fee”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (defined below) exceed the balance of the loss carryforward account (described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a Share repurchase offer by the Fund.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of Shares repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of Shares issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

4. Incentive Fee (continued)

“Fiscal Period” means each period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a Share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period for purposes of calculating the Incentive Fee due (if any) on Shares being tendered for repurchase.

The Incentive Fee is payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited (but not below zero) with the amount of any net profits of the Fund for that Fiscal Period. This is sometimes known as a “high water mark.” The loss carryforward account is also reduced by: (i) the payment by the Fund of any dividend or other distribution to Shareholders (unless the full amount thereof is reinvested in Shares of the Fund); and (ii) any repurchase by the Fund of its Shares.

For the year ended September 30, 2025, Incentive Fees earned by the Adviser amounted to $525,269,738, which is presented in the Statement of Operations, of which $518,714,845 remained payable at the end of the reporting period as presented in the Statement of Assets and Liabilities.

5. Distribution and Shareholder Servicing Fees

The Board has approved, and the Fund has adopted, a distribution and service plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and the related servicing of shareholders. Under the plan, Class A Shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling Shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of the Class A Shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees are accrued daily as an expense of the Fund. Class W Shares of the Fund are not subject to the Distribution and Shareholder Servicing Fees. In addition to Distribution and Shareholder Servicing Fees paid by the Fund, the Adviser (or its affiliates), in its discretion and from its own resources, generally pays Selling Agents additional compensation that, in general, does not exceed 0.25% (on an annual basis) of the aggregate value of shares of the Fund held by customers of such Selling Agents. In return for the additional compensation, the Fund may receive certain services and/or advantages such as access to a Selling Agent’s financial advisors, placement on a list of investment options offered by a Selling Agent, or the ability to assist in training and educating the Selling Agent’s financial advisors. The additional compensation and the services and/or advantages received (if any) may differ among Selling Agents in amount. The receipt of additional compensation by a Selling Agent may create potential conflicts of interest between an investor and its Selling Agent who is recommending the Fund over other potential investments.

For the year ended September 30, 2025, Distribution and Shareholder Servicing Fees amounted to $52,257,886 and is included in the Statement of Operations. At September 30, 2025, $4,908,703 remained payable as distribution and shareholder servicing fees as presented in the Statement of Assets and Liabilities.

6. Administration Fee, Related Party Transactions and Other

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund and is paid a minimum of $20,000 per annum for such services. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee that includes the regulatory administration fee, which is not anticipated to exceed .08% of the Fund’s average net assets. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses. For the year ended September 30, 2025, administration fees amounted to $3,904,562, as presented in the Statement of Operations. At September 30, 2025, $1,749,945 of administration fees remained payable, as presented in the Statement of Assets

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

6. Administration Fee, Related Party Transactions and Other (continued)

and Liabilities, representing five months’ worth of such fees. Morgan Stanley Fund Services USA LLC (“MSFS”) also provides certain additional reporting (non-distribution) services to the Fund. In consideration for such services, the Fund pays MSFS an amount not anticipated to exceed .01% of the Fund’s average net assets per year.

The Custodian serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

The Fund’s distributor is Breakwater Group Distribution Services LLC (“Breakwater”). Alkeon, the sole member of the Adviser, is the non-managing member of Breakwater, a broker-dealer that employs certain of Alkeon’s employees. Breakwater, an underwriter under the federal securities laws, serves as Underwriter of the Fund’s Shares on a best efforts basis. Pursuant to the terms of the Underwriter’s distribution agreement with the Fund, the Underwriter may retain Selling Agents to assist in the distribution of Shares. As described in Note 5 above and in the Fund’s prospectus, Distribution and Shareholder Servicing Fees are used to compensate Selling Agents and are generally not retained by Breakwater.

Each Independent Trustee receives an annual retainer of $67,500 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation.

7. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote. Other than the foregoing, the Fund has no other commitments or contingencies.

8. Securities Transactions

Aggregate purchases and sales of investment securities, excluding short-term investment securities, for the year ended September 30, 2025 amounted to $14,344,336,557 and $15,210,923,003, respectively. Aggregate proceeds of sales and purchases for securities sold, not yet purchased for the year ended September 30, 2025 amounted to $18,671,897,154 and $18,565,254,941, respectively. For the year ended September 30, 2025, there were no transactions of government securities.

9. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33⅓ percent of the Fund’s total assets. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Fund’s investment program makes frequent use of leverage.

For the year ended September 30, 2025, the average daily amount of such borrowings was $134,375,714 and the daily weighted average annualized interest rate was 2.06%. At September 30, 2025, the total amount of such borrowings was $56,254, presented as part of due to brokers in the Statement of Assets and Liabilities.

10. Transactions in Shares

Transactions in Shares were as follows:

	For the Year Ended September 30, 2025 Shares		For the Year Ended September 30, 2024 Shares
	Class A	Class W	Class A	Class W
Shares at the beginning of the year	286,918,171	125,838,180	342,089,425	102,705,668
Shares sold	9,866,643	4,896,011	8,247,110	3,811,052
Shares reinvested	-	-	-	-
Shares repurchased	(22,873,811)	(11,475,926)	(37,267,231)	(15,428,090)
Shares exchanged*	(565,332)	745,729	(26,151,133)	34,749,550
Net increase (decrease)	(13,572,500)	(5,834,186)	(55,171,254)	23,132,512
Shares at the end of the year	273,345,671	120,003,994	286,918,171	125,838,180

*	For the year ended September 30, 2025 and year ended September 30, 2024, $14,608,811 and $588,719,344, respectively, represent the value of Class A and W Shares exchanged, in the aggregate. Different Share amounts are due to different net asset values between the Share classes.

As of September 30, 2025, the Adviser and its affiliates owned 12,487.735 Class A Shares of the Fund.

11. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in publicly traded equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.

The Fund may effect short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, where in the case of a short sale, there is no limit on the loss that may be incurred. The Fund is required to

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The fees are presented as Stock loan fees on the Statement of Operations. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain.

The Fund’s short sales have the effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending. The Fund’s use of total return swaps can also expose the Fund to leveraged investment exposure. During periods of volatility, regulators may impose certain restrictions or disclosure requirements on short sales. The levels of restriction and disclosure may vary across different jurisdictions. Such restrictions and disclosure requirements may make it difficult for the Adviser to express its negative views in relation to certain securities, companies or sectors, which may have an adverse effect on the Fund’s ability to implement its investment strategy.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on swap contracts and foreign currency transactions is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/ depreciation on swap contracts is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/depreciation on foreign currency transactions is reflected on the Statement of Operations within these financial statements as a component of the net change in unrealized appreciation/ depreciation from investment activities and foreign currency transactions. Option contracts serve as components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund.

Foreign (Non-U.S.) Risk – Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors, including as a result of wars such as in the Ukraine and the Middle East.

a. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk). The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

a. Bonds and Other Fixed-Income Securities (continued)

received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

The Fund may also invest in convertible bonds.

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

At September 30, 2025, the Fund held no positions of the above-mentioned investments.

b. Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail shares of exchange-traded funds (“ETFs”) that are registered under the 1940 Act and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares).

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

At September 30, 2025, the Fund held no positions of the above-mentioned investments.

c. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Temporary Investments; U.S. Government Securities Risk (continued)

maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s Share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s Shares will not continue to fluctuate.

At September 30, 2025, the fair value of the above-mentioned investments was $618,258 and is presented as part of investments in securities on the Statement of Assets and Liabilities.

d. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated notional amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market.

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults,

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

d. Total Return Swaps (continued)

the Fund’s risk of loss generally consists of the net amount of payments that the Fund contractually is entitled to receive and/or the termination value at the end of the contract, which may be different than the amounts recorded on the Statement of Assets and Liabilities. Total return swaps are non-income producing instruments.

The Fund’s total return swap contract counterparty is Morgan Stanley & Co., Inc.

At September 30, 2025, the net amount of the fair value of the above-mentioned investments was $825,526,058 and is presented as net unrealized appreciation on total return swap contracts on the Statement of Assets and Liabilities.

e. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded over-the-counter or on a securities exchange. These transactions involve risks consisting of counterparty credit risk and leverage risk.

At September 30, 2025, the fair value of the above-mentioned investments was $1,094,417,601 and is presented as part of purchased options on the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

f. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net change in unrealized appreciation/depreciation from investment activities and foreign currency transactions and in net realized gain/(loss) from investment activities on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

The Fund may enter into forward contracts for hedging and non-hedging purposes to pursue its investment objective. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Fund to “lock in” the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligations under the forward contract.

At September 30, 2025, the Fund held no positions of the above-mentioned investments.

The Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

At September 30, 2025, the fair value of the currency options was $986,843 and is presented as part of purchased options on the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

12. Balance Sheet Offsetting

In the normal course of business, the Fund enters into derivative transactions subject to enforceable master netting agreements. International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions and related collateral entered into by the Fund and its counterparties. The Fund has entered into ISDA Master Agreements with all of its counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of termination or default.

Events of termination include conditions that may entitle the Fund/counterparty to elect to terminate an agreement early and cause the settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate a contract early could be material to the financial statements.

In an event of default (i.e. the Fund/counterparty (a) fails to post collateral, (b) fails to comply with any restrictions or provisions, or (c) fails to comply with or perform any agreement or obligation), the counterparty/Fund has the right to set-off any amounts payable by the Fund/counterparty with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty/Fund has the right to liquidate, sell, pledge, re-hypothecate, or dispose of such posted collateral to satisfy any outstanding obligations.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options, and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund/counterparty. Generally, the amount of collateral due to/from a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from the counterparty’s non-performance.

The Fund has elected to offset eligible financial instruments in the Statement of Assets and Liabilities pursuant to the ISDA Master Agreements.

The Fund’s derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Fund’s NAV over a specified time period. If an event occurred at September 30, 2025 that triggered a contingent feature, the counterparty to the agreement may require the Fund to post additional collateral or terminate the derivative positions and demand payment. Any collateral already posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivative agreements with credit-risk related contingent features would be the total value of derivative instruments in a net liability position for the Fund as of September 30, 2025, as disclosed in the table below. At September 30, 2025, no cash or securities were posted as collateral. If the credit-risk-related contingent features were triggered at the end of the reporting period, no additional collateral would be required to be posted.

At September 30, 2025, no event occurred that triggered a credit-risk-related contingent feature.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

12. Balance Sheet Offsetting (continued)

Offsetting of Financial Assets and Derivative Assets

		Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amount of Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments	Cash or Securities Collateral\ Received (a)	Net Amount
Total return swap contracts	$880,970,342	$(55,444,284)	$825,526,058	$—	$825,526,058	$—
Purchased options	$1,095,404,444	$—	$1,095,404,444	$—	$—	$1,095,404,444

Offsetting of Financial Liabilities and Derivative Liabilities

		Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amount of Recognized Liabilities	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments	Cash or Securities Collateral Pledged (a)	Net Amount
Total return swap contracts	$55,444,284	$(55,444,284)	$—	$—	$—	$—

(a)	As of September 30, 2025, the total amount of cash or securities collateral received/pledged is more than the amount reported due to over-collateralization. As of September 30, 2025 the amount of cash or securities collateral received from the counterparty is $946,278,063 and is included as part of cash collateral received for total return swap contracts in the Statement of Assets and Liabilities.

The fair value of derivative instruments as of September 30, 2025 was as follows:

	Fair Value on the Statement of Assets and Liabilities
Asset derivatives not accounted for as hedging instruments	Equity Risk	Foreign Exchange Risk
Total return swap contracts (a)	$880,970,342	$—
Purchased options (b)	1,094,417,601	986,843
Total	$1,975,387,943	$986,843

	Fair Value on the Statement of Assets and Liabilities
Liability derivatives not accounted for as hedging instruments	Equity Risk	Foreign Exchange Risk
Total return swap contracts (a)	$55,444,284	$—
Total	$55,444,284	$—

(a)	Presented as part of net unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.
(b)	Presented as part of purchased options, at fair value in the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

12. Balance Sheet Offsetting (continued)

Effect of derivative instruments trading activities for the year ended September 30, 2025:

	Realized gain/(loss) recognized on the Statement of Operations
Derivatives not accounted for as hedging instruments	Equity Risk	Foreign Exchange Risk
Total return swap contracts (a)	$(31,483,188)	$—
Purchased options (b)	540,281,397	6,104,852
Total	508,798,209	6,104,852

(a)	Presented as part of net realized gain/(loss) from total return swap contracts in the Statement of Operations.
(b)	Presented as part of net realized gain/(loss) from purchased options in the Statement of Operations.

	Net change in unrealized gain/(loss) recognized on the Statement of Operations
Derivatives not accounted for as hedging instruments	Equity Risk	Foreign Exchange Risk
Total return swap contracts (a)	$510,968,221	$—
Purchased options (b)	(164,336,648)	(13,944,166)
Total	346,631,573	(13,944,166)

(a)	Presented as part of net change in unrealized appreciation/depreciation from total return swap contracts in the Statement of Operations.
(b)	Presented as part of net change in unrealized appreciation/depreciation from purchased options in the Statement of Operations.

The average volume of derivative activities for the year ended September 30, 2025 are as follows:

Derivatives not accounted for as hedging instruments	Derivative Volume
Total return swap contracts (a)	$(114,409,502)
Purchased options (b)	858,059,135

(a)	Average notional cost basis of the underlying securities within each total return swap contract at the end of each month of the Fiscal Period.
(b)	Average cost basis of the purchased options at the end of each month of the Fiscal Period.

13. Federal Tax Information

During the year ended September 30, 2025, taxable gain differs from net increase in net assets resulting from operations primarily due to: (1) unrealized gain/(loss) from investment activities and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) deferred wash sales losses and loss deferrals on unsettled short positions; (3) net deferral of qualified late year losses; (4) deferred straddle losses; and (5) net operating losses.

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. As of September 30, 2025, the Fund had $252,714,005 of capital loss carryovers available to offset possible future capital gains. Under federal tax law, capital loss realized after October 31, 2024

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

13. Federal Tax Information (continued)

and certain ordinary losses realized after December 31, 2024 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended September 30, 2025, the Fund incurred and elected to defer qualified late-year ordinary loss of $647,520,887.

As of September 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income:	$—
Undistributed long-term capital gains:	—
Accumulated realized capital and other losses:	(900,234,892)
Net unrealized appreciation/depreciation:	6,682,659,401
Other temporary differences:	(30,614,594)
Total	$5,751,809,915

As of September 30, 2025, the aggregate unrealized appreciation/depreciation and the aggregate cost of investment securities for tax purposes, including purchased options were as follows:

Excess of value over tax cost gross appreciation	$6,148,457,217
Excess of tax cost over value gross depreciation	(250,580,566)
Net unrealized appreciation	$5,897,876,651

Cost of total investments for income tax purposes	$6,647,614,521

The authoritative guidance requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to the write-off of net investment loss. For the year ended September 30, 2025, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

Decrease Paid-in-Capital	Increase Undistributed Net Investment Income/(Loss)	Decrease Accumulated Realized Gain/(Loss)
$(120,950,299)	$126,025,269	$(5,074,970)

During the year ended September 30, 2025 and year ended September 30, 2024, the Fund did not pay any distributions.

ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s financial statements. ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC Topic 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax years from 2021 through 2024, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

13. Federal Tax Information (continued)

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At September 30, 2025, the Fund had no deferred tax liability.

14. Financial Highlights

The following table includes selected data for a share outstanding throughout the periods shown.

	Class A	Class A	Class A	Class A	Class A
	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net asset value per Share, beginning of period	$22.51	$16.21	$14.22	$24.72	$25.49
Income from investment operations (a):
Net investment income/(loss)	(1.86)	(0.36)	(0.42)	(0.58)	(0.78)
Net realized and net change in unrealized gain/(loss) from investment activities, foreign currency transactions, forward contracts, purchased options and total return swaps	8.57	6.66	2.41	(9.52)	1.07
Total income/(loss) from investment operations	6 .71	6.30	1.99	(10.10)	0.29
Distributions to shareholders:
Total distributions to shareholders	—	—	—	(0.40)	(1.06)
Net asset value per Share, end of period	$29.22	$22.51	$16.21	$14.22	$24.72
Total return—gross (b) (c)	36.12%	38.86%	13.99%	(41.51)%	0.95%
Total return—net (b) (c)	29.81%	38.86%	13.99%	(41.51)%	0.92%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$7,986,628	$6,457,218	$5,546,690	$5,356,661	$9,471,744
Average net assets (dollars in thousands), end of period	$6,985,419	$6,500,598	$5,707,615	$7,538,699	$9,152,450
Ratio of expenses to average net assets (c)	9.82%	4.40%	4.49%	4.08%	3.48%
Ratio of net investment income/(loss) to average net assets (c)	(7.50)%	(1.81)%	(2.63)%	(3.06)%	(2.98)%
Ratio of incentive fee to average net assets (c)	5.65%	—%	—%	—%	0.04%
Ratio of expenses without incentive fee to average net assets (c)	4.17%	4.40%	4.49%	4.08%	3.44%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average net assets (c)	2.37%	2.38%	2.39%	2.38%	2.37%
Ratio of net investment income/(loss) without incentive fee to average net assets (c)	(1.85)%	(1.81)%	(2.63)%	(3.06)%	(2.94)%
Portfolio turnover on investments in securities	143%	149%	119%	159%	107%
Average debt ratio	1.44%	1.10%	0.04%	0.20%	0.45%
Average commission rate paid	$0.08	$0.06	$0.04	$0.05	$0.05

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

14. Financial Highlights (continued)

	Class W	Class W	Class W	Class W	Class W
	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net asset value per Share, beginning of period	$16.97	$12.13	$10.56	$18.33	$19.02
Income from investment operations (a):
Net investment income/(loss)	(1.26)	(0.17)	(0.22)	(0.33)	(0.41)
Net realized and net change in unrealized gain/(loss) from investment activities, foreign currency transactions, forward contracts, purchased options and total return swaps	6.48	5.01	1.79	(7.04)	0.78
Total income/(loss) from investment operations	5.22	4.84	1.57	(7.37)	0.37
Distributions to shareholders:
Total distributions to shareholders	—	—	—	(0.40)	(1.06)
Net asset value per Share, end of period	$22.19	$16.97	$12.13	$10.56	$18.33
Total return—gross (b) (c)	37.12%	39.90%	14.87%	(41.09)%	1.65%
Total return—net (b) (c)	30.76%	39.90%	14.87%	(41.09)%	1.69%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$2,663,335	$2,135,202	$1,246,255	$1,467,291	$2,745,394
Average net assets (dollars in thousands), end of period	$2,308,970	$1,613,656	$1,442,790	$2,170,161	$2,603,130
Ratio of expenses to average net assets (c)	9.07%	3.65%	3.74%	3.32%	2.65%
Ratio of net investment income/(loss) to average net assets (c)	(6.76)%	(1.10)%	(1.87)%	(2.31)%	(2.15)%
Ratio of incentive fee to average net assets (c)	5.66%	—%	—%	—%	(0.04)%
Ratio of expenses without incentive fee to average net assets (c)	3.42%	3.65%	3.74%	3.32%	2.69%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average net assets (c)	1.62%	1.63%	1.64%	1.64%	1.62%
Ratio of net investment income/(loss) without incentive fee to average net assets (c)	(1.10)%	(1.10)%	(1.87)%	(2.31)%	(2.19)%
Portfolio turnover on investments in securities	143%	149%	119%	159%	107%
Average debt ratio	1.44%	1.10%	0.04%	0.20%	0.45%
Average commission rate paid	$0.08	$0.06	$0.04	$0.05	$0.05

(a)	Per Share amounts presented are based on the average monthly Shares outstanding throughout the period indicated.
(b)	Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(c)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—September 30, 2025 (continued)

15. Subsequent Events

Subsequent to September 30, 2025, and through November 18, 2025, the Fund had proceeds from sales of shares of $72,687,736 and $25,212,924 in Class A shares and Class W shares, respectively.

ACAP STRATEGIC FUND

Supplemental Information
(Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-PORT with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending December 31 and June 30. Form N-PORT includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling your financial advisor, or calling collect (212) 716-6840, or on the SEC’s website at http://www.sec.gov.

Supplemental Tax Information: If during the year you would like information on estimated capital gains, please contact the Fund at (212) 716-6840.

Management’s Discussion of Fund Performance

The Fund’s performance for the fiscal year ended September 30, 2025 was positive and outperformed the Fund’s benchmarks (see table and chart on page 51). The Fund’s positive performance and outperformance versus its benchmarks were driven by the portfolio’s long positions. Short and hedge positions detracted from performance during the period.

2023 marked the end of the most aggressive global tightening cycle in decades, which particularly hurt high growth stocks over this period. This dynamic sharply changed in 2024 and 2025. Specifically, June 2024 was the first month since October 2020 in which no central bank globally raised rates. By September 2025, we reached 168 global central bank rate cuts over twelve months, the fastest pace of rate cuts since the COVID-19 crisis.

This favorable monetary backdrop helped equity markets in 2024 and 2025. Yet, despite positive returns in the last couple of years, the cumulative correction in high growth stocks over the last four years has been severe. As a result, this severe correction in high-growth stocks since their 2021 peak continues to present potential significant opportunities to buy high quality, classic growth compounders at attractive relative multiples, in our current view.

In this connection, we consider technology to be not only a growth investment but also a defensive one, in the long run. In our view, this is due, in general, to the sector’s cost-cutting (high ROI) and productivity-enhancing proposition to the end customer, solid balance sheets, strong cash flow conversion, low labor cost to sales, ongoing industry consolidation, and, lastly, strong underlying secular innovation trends. To this last point, companies that innovate tend to be less correlated to the economic cycle. This is consistent with our own desire to identify secular growth stories with company-specific product cycles that are less dependent on the economic cycle.

Emphatically, we also believe these opportunities are select. To state it upfront, we are concerned about the level of valuations in the broad equity market, especially in the US, where the forward P/E ratio stands 43% above its historical median (as of October 2025). Yet, and in contrast to prior cycles of innovation, such as the internet wave in the late 1990’s, valuations for a large portion of innovators remain reasonable, in our current view. And we expect this trend to continue, as technology, media and communications companies are among the biggest adopters of artificial intelligence (“AI”), which should lead to increased productivity efficiencies and therefore expanding margins.

Given high market valuations and the widening gap between winners and losers (due in part to the impact of AI), we believe stock picking and the ability to short stocks and to use market hedges to mitigate risk have become increasingly important in the current market environment, and our active efforts to short stocks and to hedge the portfolio have now, in our view, become imperative, given the increased potential for tail risk events and elevated macroeconomic and geopolitical uncertainty.

ACAP STRATEGIC FUND

Supplemental Information
(Unaudited)

Moreover, and in addition to what we currently see as high aggregate market valuations, particularly in the US, structurally the economy in the US remains especially vulnerable, as the three D’s, Debt, Demographics and technological Disruption remain in full force and are highly disinflationary. Of particular concern, the spike in US government debt over the last two decades is increasing bearish risk scenarios for asset prices and systemic instability, such as default, currency debasement and inflation. In this connection, the picture for consumers has continued to deteriorate, with credit and auto loan delinquencies at or near the highest levels since the Global Financial Crisis while consumer confidence has dropped to close to the lowest level since the pandemic.

While the US faces structural economic challenges, there are a number of positive offsets which are worth highlighting. First is of course AI, and its potential effect on productivity, as increases in productivity have accounted for the majority of GDP growth in recent decades. Second, the recently passed budget bill, the One Big Beautiful Bill Act, is estimated to boost S&P 500 cash flow by 6.7% in 2025 and 9.5% in 2026. Third, the Fed is on a path to lower rates, which should be a positive tailwind for economic activity, stocks and growth stocks, in particular, as the latter have historically been among the biggest beneficiaries of lower rates. Fourth, the weakening U.S. dollar should help year-over-year earnings comparisons for exporters, including large technology companies. And fifth, and finally, there is the potential for a positive change in market narrative, as we currently expect that we will eventually pass the tariff cycle, and the market focus will shift to the pro-growth elements of the government’s agenda.

As we continue to face macroeconomic uncertainty, significant geopolitical and social risks and an expensive equity market, one of our strategies for long investments is to seek to identify and overweight investments in businesses that have company-specific growth product cycles that can be somewhat decoupled from the economic cycle. This can help them reasonably withstand any prolonged economic weakness. We believe this combination of a broadly unattractive market and select areas of strong secular growth driven by innovation can create a dynamic that elevates the attractiveness and scarcity value of secular growth assets with product cycles that are largely independent of the economic cycle.

In this connection, and so far this year, we have seen AI adoption dramatically increase. For example, Google processed 480 trillion tokens (units of data processed by AI models) in May, up 50 times year-over-year and that number doubled again in July. ChatGPT grew users eight times in seventeen months, reaching 800 million average weekly users, and AI coding tool Cursor reached $500 million in revenues in twenty-four months. Overall, we currently believe there is a long runway of growth for AI as demand accelerates and levels of penetration increase reasonably.

In summary, even as the market remains expensive and vulnerable, we currently view a strong environment for fundamental stock picking for long-term investors, one that is attractive for both long and short investments. We emphasize the need to be selective –more so now than ever before in recent years–, particularly given the elevated social, geopolitical and macroeconomic risks, which we currently believe are high. As a result, we believe it is imperative to balance our high conviction long investments in quality secular growth companies with alpha-seeking short investments as well as structured use of market hedges, and also to stay globally diversified, seeking to reduce concentration or total dependency on any single country, currency or regional economy.

During the annual period, the Fund continued to utilize total return equity swaps to replicate exposures to an issuer or group of issuers. Overall, the use of the swaps performed as expected and in line with the performance of the long and short book sought to be replicated.

During the annual period, the Fund continued to utilize options, both on individual issuers as well as broader sector and market ETF options, to seek to generate alpha and hedge market risks. Overall, the use of options performed as expected.

ACAP STRATEGIC FUND

Supplemental Information

(Unaudited)

Performance Overview

Average Annual Total Returns (%)
(as of September 30, 2025)	1 Year	5 Year	10 Year
ACAP Strategic Fund - Class A	29.81%	3.94%	10.73%
MSCI World Index	15.68%	12.71%	10.53%
MSCI ACWI	15.61%	11.75%	9.94%

Average Annual Total Returns (%) (as of September 30, 2025)	1 Year	5 Year	10 Year
ACAP Strategic Fund - Class W	30.76%	4.71%	11.56%
MSCI World Index	15.68%	12.71%	10.53%
MSCI ACWI	15.61%	11.75%	9.94%

Performance of a Hypothetical $50,000 Investment (October 1, 2015—September 30, 2025)

The chart above shows the change in value of a hypothetical $50,000 investment in Class A shares of ACAP Strategic Fund (the Fund’s oldest and largest share class) during the stated period and assumes the reinvestment of dividends and distributions, including, with respect to the indices’ performance shown above, the reinvestment of dividends on securities in the indices. The above chart and table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

The performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is subject to numerous risks set forth in the Fund’s prospectus.

The MSCI World Index captures large and mid cap representation across 23 developed markets countries. With 1,320 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

ACAP STRATEGIC FUND

Supplemental Information

(Unaudited)

The MSCI ACWI captures large and mid cap representation across 23 developed markets and 24 emerging markets countries. With 2,509 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

The views expressed above reflect the current views of the Fund’s management team. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the contributing parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Risk Disclosures

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. In particular, the Fund’s use of leverage, active trading, short sales and derivative instruments can be considered speculative and, thus, could result in significant losses to investors who purchase shares. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the substantial risks involved, including the risk of loss of their entire investment. The Fund is not a mutual fund and is not subject to the same regulatory requirements as mutual funds. The Fund is subject to high fees, including management fees and expenses, all of which will reduce profits. Interests in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

The Fund primarily invests in “equity securities,” which, for these purposes, means common and preferred stocks (including initial public offerings or “IPOs” and shares of exchange traded funds that are registered under the 1940 Act), convertible securities, stock options (call and put options), warrants and rights. Thus, the value of the Fund’s portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

The Fund may invest a significant portion of its assets in the securities of foreign issuers or U.S. issuers that derive a substantial portion of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations. The Fund may also invest in companies located in, or doing business in, emerging or less developed countries. These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility in the Fund’s net asset value.

ACAP STRATEGIC FUND

Supplemental Information

(Unaudited)

Consideration and Renewal of Investment Advisory Agreement

At a meeting held on September 16, 2025 at the offices of Alkeon Capital Management LLC, located at 350 Madison Avenue, New York, NY 10017, the Board of Trustees of ACAP Strategic Fund (the “Board”) approved renewing the investment advisory agreement between ACAP Strategic Fund, a Delaware statutory trust (the “Fund”), and SilverBay Capital Management, LLC, a Delaware limited liability company (the “Adviser”) (the “Advisory Agreement”), for an additional one-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”) separately voted to renew the Advisory Agreement.

In considering whether to renew the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services rendered to the Fund by the Adviser over the past year; (ii) the investment performance of the Fund and of other accounts managed by the Adviser, including comparative performance information, (iii) the fees and expenses of the Fund, and comparative expense information, including fees charged by the Adviser to other accounts, (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services, and (v) other benefits to the Adviser from its relationship with the Fund. The Independent Trustees were represented in their review by experienced counsel they reasonably believed satisfied the SEC’s standards as “independent legal counsel.” In particular, the Board considered the following:

The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees had reviewed various presentations the Adviser had provided to the Board regarding its services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the performance of the Fund’s investments in relation to the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the day-to-day management and operation of the Fund’s assets, including personnel of the Adviser and Alkeon Capital Management, LLC (“Alkeon”), the Adviser’s managing member, in managing funds and accounts with the same strategy (and similar strategies) as that of the Fund. The Board noted that the Adviser, or Alkeon, provides, at its own expense, facilities necessary for the operation of the Fund, and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Compliance Officer, the Principal Executive Officer and the Principal Financial Officer. The Trustees considered the Adviser’s performance of its obligations to provide oversight of third-party service providers and to monitor compliance with applicable Fund policies and procedures and adherence to its investment restrictions. The Board also considered the Adviser’s representations regarding the adequacy of its financial condition and its financial wherewithal to provide quality services to the Fund, and the representations, in this regard, by Alkeon, in its capacity as sole member of the Adviser, including its commitment to providing or making available to the Adviser, on an ongoing basis, adequate resources (including capital and personnel) so as to provide meaningful and appropriate support for the operations of the Adviser, including enabling it to perform its obligations, and provide quality services, to the Fund. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and expressed satisfaction with the nature, extent and quality of services theretofore provided.

Investment Performance of the Fund and the Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the historical investment performance generated by the Adviser for those investment vehicles, such as the Fund, managed by Mr. Sparaggis, the principal portfolio manager of the Fund and the lead member of the Adviser’s investment team. With respect to the Fund, the Trustees observed that the Fund’s investment performance overall has met expectations.

ACAP STRATEGIC FUND

Supplemental Information

(Unaudited)

Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund.

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Board noted that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 1.50% and a performance-based incentive fee in an amount equal to 20% of the amount by which the Fund’s net profits exceed the balance of a loss carry-forward account. The Board reviewed the mechanics of the incentive fee, noting the amount of incentive fees accrued to date for the fiscal year. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with other funds and accounts advised or sub-advised by Alkeon. The Board noted that the Fund’s current fee structure was within the range of fees charged to other similar funds, including other funds and accounts managed by Alkeon. The Board also noted that a 1.75%/20% or 2%/20% management fee/incentive fee combination was a fee structure commonly charged by alternative fund managers, noting the lower 1.50% management fee charged by the Adviser to the Fund. Based on its review, the Board concluded that the proposed level of the management fee and the incentive fee were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Trustees then considered the expenses incurred and profits realized by the Adviser and its affiliates from the relationship with the Fund. Based on the data provided, the Trustees concluded that the Adviser’s profitability level was not excessive.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Trustees noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees noted that Fund assets continue to remain within the range of asset levels achieved in prior years. The Trustees determined that they would revisit economies of scale as appropriate.

Other Benefits.

The Trustees then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund.

Conclusion.

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No one single factor was dispositive to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved renewal of the Advisory Agreement for an additional one-year period.

ACAP STRATEGIC FUND

Supplemental Information

(Unaudited)

Trustees and Officers

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below. For more information on the Fund’s Trustees and Officers, please see the Statement of Additional Information (SAI), which is available without charge, upon request, by calling collect (212) 716-6840.

Independent Trustees

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
William F. Murphy, 67	Trustee	Indefinite/Since Inception	Previously, Mr. Murphy was a senior executive in the derivatives trading group of an international investment bank.	One	None
Jorge Orvananos, 56	Trustee	Indefinite/Since Inception	President, GFR Signals, LLC (financial advisory firm, 2011 to Present). Previously, Mr. Orvananos was an investment analyst at a financial advisory firm.	One	None

The address of each independent Trustee is 350 Madison Avenue, 20th Floor, New York, New York 10017.

*	“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

ACAP STRATEGIC FUND

Fund Management
(Unaudited)

Interested Trustees*

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Gregory D. Jakubowsky, 53	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One	None

*	“Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Jakubowsky is an interested person of the Fund due to, among other things, his position as an officer of the Fund.

**	“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

ACAP STRATEGIC FUND

Fund Management
(Unaudited)

In accordance with the Fund’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Fund:

Officers

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Gregory D. Jakubowsky, 53	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One
George Mykoniatis, 55	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Chief Financial Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Principal, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One
Jennifer Shufro, 50	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Indefinite/Since March 2015	Managing Director, Alkeon Capital Management, LLC (investment management firm, 2012 to Present); Chief Compliance Officer, SilverBay Capital Management LLC (investment management firm, 2015 to Present).	One

The address of each Officer is 350 Madison Avenue, 20th Floor, New York, New York 10017.

ACAP STRATEGIC FUND

PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of ACAP Strategic Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

SILVERBAY CAPITAL MANAGEMENT LLC

(“SilverBay”)

PRIVACY NOTICE

SilverBay, the investment adviser to ACAP Strategic Fund, does not disclose nonpublic personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties other than as described below. This Privacy Policy sets forth the policies of SilverBay with respect to the collection, sharing and protection of non-public personal information of SilverBay’s clients, former clients, client’s investors, prospective clients’ investors and former clients’ investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Policy carefully to understand what SilverBay does.

SilverBay collects personal information about its clients (such as names, addresses, social security or tax identification numbers, assets and income) in the course of doing business with its clients, from documents that its clients may deliver to it or its agent. SilverBay may use this information to provide advisory services to its clients, to open an account for its clients, to process a transaction for a clients’ account or otherwise in furtherance of its business. To service its clients’ accounts and effect transactions, SilverBay may provide its clients’ personal information to its affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist it in servicing its clients’ accounts and have a need for such information, such as a broker or fund administrator. SilverBay may also disclose such information to service providers and financial institutions with which it has marketing arrangements.

SilverBay requires third party service providers and financial institutions with which it has marketing arrangements to protect the confidentiality of its clients’ information and to use the information only for the purposes for which SilverBay discloses the information to them. SilverBay does not otherwise provide information about its clients to outside firms, organizations or individuals except to its attorneys, accountants and auditors and as permitted by law.

SilverBay does not disclose any nonpublic, personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties, except as permitted or required by law. SilverBay maintains physical, electronic and procedural safeguards to protect such information, and limits access to such information to those employees who require it in order to provide products or services to its clients.

If you have any questions regarding SilverBay’s privacy policy, please contact Jennifer Shufro at (212) 716-6575.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees (the "Board") has determined that Jorge Orvananos is qualified to serve as an audit committee financial expert serving on the Audit Committee of the Board (the "Audit Committee") and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $212,795 for 2025 and $194,245 for 2024.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are $27,030 for 2025 and $24,910 for 2024. These services related to the review of the Registrant's semi-annual, unaudited financial statements and registration statement.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $13,992 for 2025 and $12,720 for 2024. This represents tax work related to annual audited financial statements, the fund’s tax filings as required by the Internal Revenue Service, and tax planning advice.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2024.

(e)(1)	The Registrant's Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, (i) all audit and non–audit services that the Registrant's independent auditors provide to the Registrant and (ii) all non-audit services that the Registrant's independent auditors provide to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $13,992 for 2025 and $12,720 for 2024.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)    Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At a meeting held on September 16, 2025 at the offices of Alkeon Capital Management, LLC, located at 350 Madison Avenue, New York, NY 10017, the Board of Trustees of ACAP Strategic Fund (the “Board”) approved renewing the investment advisory agreement between ACAP Strategic Fund, a Delaware statutory trust (the “Fund”), and SilverBay Capital Management, LLC, a Delaware limited liability company (the “Adviser”) (the “Advisory Agreement”), for an additional one-year period. Also, by a unanimous vote, the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”) separately voted to renew the Advisory Agreement.

In considering whether to renew the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services rendered to the Fund by the Adviser over the past year; (ii) the investment performance of the Fund and of other accounts managed by the Adviser, including comparative performance information, (iii) the fees and expenses of the Fund, and comparative expense information, including fees charged by the Adviser to other accounts, (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services, and (v) other benefits to the Adviser from its relationship with the Fund. The Independent Trustees were represented in their review by experienced counsel they reasonably believed satisfied the SEC’s standards as “independent legal counsel.” In particular, the Board considered the following:

The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees had reviewed various presentations the Adviser had provided to the Board regarding its services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the performance of the Fund’s investments in relation to the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the day-to-day management and operation of the Fund’s assets, including personnel of the Adviser and Alkeon Capital Management, LLC (“Alkeon”), the Adviser’s managing member, in managing funds and accounts with the same strategy (and similar strategies) as that of the Fund. The Board noted that the Adviser, or Alkeon, provides, at its own expense, facilities necessary for the operation of the Fund, and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Compliance Officer, the Principal Executive Officer and the Principal Financial Officer. The Trustees considered the Adviser’s performance of its obligations to provide oversight of third-party service providers and to monitor compliance with applicable Fund policies and procedures and adherence to its investment restrictions. The Board also considered the Adviser’s representations regarding the adequacy of its financial condition and its financial wherewithal to provide quality services to the Fund, and the representations, in this regard, by Alkeon, in its capacity as sole member of the Adviser, including its commitment to providing or making available to the Adviser, on an ongoing basis, adequate resources (including capital and personnel) so as to provide meaningful and appropriate support for the operations of the Adviser, including enabling it to perform its obligations, and provide quality services, to the Fund. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and expressed satisfaction with the nature, extent and quality of services theretofore provided.

Investment Performance of the Fund and the Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the historical investment performance generated by the Adviser for those investment vehicles, such as the Fund, managed by Mr. Sparaggis, the principal portfolio manager of the Fund and the lead member of the Adviser’s investment team. With respect to the Fund, the Trustees observed that the Fund’s investment performance overall has met expectations.

Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund.

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Board noted that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 1.50% and a performance-based incentive fee in an amount equal to 20% of the amount by which the Fund’s net profits exceed the balance of a loss carry-forward account. The Board reviewed the mechanics of the incentive fee, noting the amount of incentive fees accrued to date for the fiscal year. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with other funds and accounts advised or sub-advised by Alkeon. The Board noted that the Fund’s current fee structure was within the range of fees charged to other similar funds, including other funds and accounts managed by Alkeon. The Board also noted that a 1.75%/20% or 2%/20% management fee/incentive fee combination was a fee structure commonly charged by alternative fund managers, noting the lower 1.50% management fee charged by the Adviser to the Fund. Based on its review, the Board concluded that the proposed level of the management fee and the incentive fee were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Trustees then considered the expenses incurred and profits realized by the Adviser and its affiliates from the relationship with the Fund. Based on the data provided, the Trustees concluded that the Adviser’s profitability level was not excessive.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Trustees noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees noted that Fund assets continue to remain within the range of asset levels achieved in prior years. The Trustees determined that they would revisit economies of scale as appropriate.

Other Benefits.

The Trustees then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund.

Conclusion.

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No one single factor was dispositive to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved renewal of the Advisory Agreement for an additional one-year period.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Registrant to SilverBay Capital Management LLC (the “Adviser”) as part of the Adviser’s management of the Fund pursuant to the advisory agreement between the Registrant and the Adviser. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Registrant. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third party, for ISS to provide the Adviser with its research and recommendations on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted ISS’s proxy voting policies and procedures (the “ISS Policies”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed ISS to vote all proxies in accordance with the ISS Policies, unless instructed by the Adviser to vote otherwise.

The Adviser instructs each custodian for its client accounts (including the Registrant) to deliver to ISS all proxy solicitation materials that the custodian receives for that client account. The Adviser (or its designee, which may include an administrator to a client account) provides to ISS a listing of securities held “long” in each client account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Adviser, through ISS, will vote proxies on behalf of client accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Adviser has instructed ISS to make voting decisions on behalf of each client account based on the proxy voting guidelines that ISS provides to the Adviser, subject to certain exceptions in the event of conflicts of interests. The Adviser may override ISS’s voting decisions if the Adviser deems it in the best interests of the client account. The Adviser has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund at (212) 716-6840 and (ii) at the SECs website at http://www.sec.gov.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. The Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Notwithstanding the possibility of such a material conflict arising, the Adviser believes that it places the interests of client accounts ahead of the Adviser’s own interest by following ISS’s recommendations in such circumstances (unless directed otherwise by a client).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this filing, Mr. Panayotis ("Takis") Sparaggis serves as the Fund's principal Portfolio Manager and the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund's inception. Mr. Sparaggis is the controlling person and Chief Investment Officer of Alkeon Capital Management, LLC ("Alkeon"), which is the sole member of the Adviser. From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. ("CIBC WM") and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers ("OIA"), an investment management program offered by CIBC WM, and was then responsible for OIA's MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of September 30, 2025, Mr. Sparaggis managed or was a member of the management team for the following client accounts other than the Fund:

Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Registered Investment Companies:	1	$3,153,339,474	1	$3,153,339,474
Other Pooled Investment Vehicles:	13	$12,822,892,547	13	$12,822,892,547
Other Accounts:	-	-	-	$ -

Potential Conflicts of Interests

The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, "Other Accounts") give rise to conflicts of interest that may disadvantage the Registrant. The Registrant has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Registrant’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Registrant, (ii) will have differing economic interests in respect of such activities, (iii) may have conflicts of interest in allocating their time and activity between the Registrant and Other Accounts, and (iv) will have conflicts of interest in allocating investment opportunities between the Registrant and Other Accounts. The Adviser has adopted policies and procedures to attempt to mitigate these conflicts.

The persons that manage the Registrant’s investments and their associated investment firms and their affiliates will devote only so much of their time to the management of the Registrant’s investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Registrant’s assets. There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Registrant, or vice versa. It is the Adviser’s policy, to the extent practicable, to allocate investment opportunities to the Registrant and the Other Accounts fairly and equitably over time. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Registrant.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Sparaggis' compensation consists of periodic draws and the income from the profits of Alkeon, the sole member of the Adviser, derived by him as its controlling principal. The level of Alkeon's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Registrant and other advisory clients.

(a)(4)	Disclosure of Securities Ownership

As of September 30, 2025, Mr. Sparaggis did not own directly any shares of the Fund. (This does not take into account Mr. Sparaggis' position as controlling principal of the Adviser's sole member.)

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant's principal executive and principal financial officers have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ACAP Strategic Fund

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date:	December 1, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date:	December 1, 2025

By (Signature and Title)*	/s/ George Mykoniatis
George Mykoniatis, Treasurer and Principal Financial Officer
(principal financial officer)

Date:	December 1, 2025

* Print the name and title of each signing officer under his or her signature.